                                                                    EXHIBIT 7(b)
                                ILLUSTRATION 1
                   M'S VERSATILE PRODUCT - GPT (FORM 98-52M)
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
Mr. Client                       PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 45    PRESENTED BY PL MARKETING SUPPORT (KD)

                                 SUMMARY PAGE

                               ---CURRENT POLICY CHARGES---  -----------------GUARANTEED POLICY CHARGES---------------

                               ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
                               ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
                               -----6.00% (5.08% NET)-----   -----0.00% (-0.87% NET)----   -----6.00% (5.08% NET)-----

                                          NET        NET                  NET        NET                  NET       NET
                  PREMIUMS    ACCUM'D    SURR'R     DEATH     ACCUM'D    SURR'R     DEATH    ACCUM'D    SURR'R     DEATH
      ANNUALIZED  PLUS 5%      VALUE     VALUE     BENEFIT     VALUE     VALUE     BENEFIT    VALUE      VALUE    BENEFIT
YEAR   PREMIUM    INTEREST     (EOY)     (EOY)      (EOY)      (EOY)     (EOY)      (EOY)     (EOY)      (EOY)     (EOY)
====  ==========  ========    =======    ======    =======    =======    ======    =======   =======    ======    =======
  1    10000.00    $10,500      $7,513     $6,738  $412,377    $5,455     $4,681   $412,377    $5,887     $5,112  $412,377
  2    10000.00    $21,525     $15,299    $14,610  $412,377   $10,716    $10,028   $412,377   $11,921    $11,232  $412,377
  3    10000.00    $33,101     $23,378    $22,775  $412,377   $15,776    $15,174   $412,377   $18,102    $17,500  $412,377
  4    10000.00    $45,256     $31,811    $31,294  $412,377   $20,633    $20,117   $412,377   $24,440    $23,924  $412,377
  5    10000.00    $58,019     $40,634    $40,204  $412,377   $25,285    $24,854   $412,377   $30,951    $30,520  $412,377
  6    10000.00    $71,420     $49,877    $49,532  $412,377   $29,732    $29,387   $412,377   $37,638    $37,294  $412,377
  7    10000.00    $85,491     $59,564    $59,306  $412,377   $33,945    $33,687   $412,377   $44,485    $44,227  $412,377
  8    10000.00   $100,266     $69,718    $69,546  $412,377   $37,905    $37,733   $412,377   $51,484    $51,312  $412,377
  9    10000.00   $115,779     $80,359    $80,273  $412,377   $41,583    $41,497   $412,377   $58,619    $58,533  $412,377
 10    10000.00   $132,068     $91,504    $91,504  $412,377   $44,948    $44,948   $412,377   $65,874    $65,874  $412,377
 15    10000.00   $226,575    $165,309   $165,309  $412,377   $65,438    $65,438   $412,377  $114,390   $114,390  $412,377
 20    10000.00   $347,192    $258,509   $258,509  $412,377   $74,535    $74,535   $412,377  $169,757   $169,757  $412,377
 25    10000.00   $501,134    $379,333   $379,333  $440,026   $64,358    $64,358   $412,377  $233,789   $233,789  $412,377
 30    10000.00   $697,607    $534,891   $534,891  $572,333   $18,008    $18,008   $412,377  $314,457   $314,457  $412,377
 35    10000.00   $948,362    $734,238   $734,238  $770,950        ##         ##         ##  $434,861   $434,861  $456,605

## ADDITIONAL PREMIUM PAYMENTS REQUIRED TO MAINTAIN REQUESTED BENEFITS.

ALL VALUES EXCEPT PREMIUMS, LOANS, LOAN INTEREST AND WITHDRAWALS ARE VALUES AT THE END OF THE POLICY YEAR. THE 'NET SURRENDER VALUE' IS EQUAL TO THE ACCUMULATED VALUE, LESS ANY POLICY DEBT AND LESS ANY SURRENDER CHARGES. THE 'NET DEATH BENEFIT' IS THE POLICY DEATH BENEFIT LESS ANY POLICY DEBT.

THE PREMIUM MODE ASSUMED IN THIS ILLUSTRATION IS ANNUAL.

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING INVESTMENT ACCOUNTS COULD AFFECT THE POLICY CASH VALUE AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS. PLEASE REFER
       TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                         PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                     GPT - NONGI            DATE       PAGE   OF

                   M'S VERSATILE PRODUCT - GPT (FORM 98-52M)
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
Mr. Client                          PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 45       PRESENTED BY PL MARKETING SUPPORT (KD)

INITIAL GUIDELINE SINGLE PREMIUM:   $111,482.20
INITIAL GUIDELINE LEVEL PREMIUM:    $10,000.10
INITIAL SEVEN PAY PREMIUM:          $23,088.12

THIS IS AN ILLUSTRATION AND NOT A CONTRACT. ALTHOUGH THE INFORMATION CONTAINED IN THIS ILLUSTRATION IS BASED ON CERTAIN TAX AND LEGAL ASSUMPTIONS, IT IS NOT INTENDED TO BE TAX OR LEGAL ADVICE. SUCH ADVICE SHOULD BE OBTAINED FROM APPLICANT'S OWN COUNSEL OR OTHER EXPERT.

THIS ILLUSTRATION MUST BE PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE SEPARATE ACCOUNT AND THE FUND. READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING OR SENDING MONEY.

                           ---ASSUMED TAX BRACKET---
                            START    END    AMOUNT
                            1        35     31.00

THE CURRENT POLICY CHARGES AND COST OF INSURANCE RATES ARE SUBJECT TO CHANGE. POLICY VALUES WILL VARY FROM THOSE ILLUSTRATED IF ACTUAL RATES DIFFER FROM THOSE ASSUMED. CURRENT COST OF INSURANCE RATES ARE NOT DEPENDENT UPON FUTURE IMPROVEMENTS IN UNDERLYING MORTALITY.

VALUES ILLUSTRATED UNDER THE GUARANTEED POLICY CHARGE COLUMNS ASSUME MAXIMUM COST OF INSURANCE RATES. CURRENT COST OF INSURANCE RATES FOR THE BASE COVERAGE ARE GUARANTEED FOR THE FIRST 5 YEARS.

HYPOTHETICAL FUTURE VALUES ARE BASED ON CURRENT COST OF INSURANCE RATES AND HYPOTHETICAL GROSS EARNINGS RATE ASSUMPTIONS AS DESCRIBED BELOW.

THIS ILLUSTRATION ASSUMES THAT ALL PREMIUMS HAVE BEEN ALLOCATED TO THE VARIABLE ACCOUNTS. THE HYPOTHETICAL RATES OF RETURN AND VALUES SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. THE ILLUSTRATED POLICY VALUES MIGHT NOT BE ACHIEVED IF ACTUAL RATES OF RETURN OR POLICY CHARGES DIFFER FROM THOSE ASSUMED. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE VARIABLE ACCOUNTS BY AN OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY PACIFIC LIFE, THE SEPARATE ACCOUNT, OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE AMOUNTS SHOWN FOR THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES IN THIS ILLUSTRATION REFLECT AN AVERAGE DAILY INVESTMENT ADVISORY FEE EQUIVALENT TO AN ANNUAL RATE OF 0.75% OF THE AGGREGATE AVERAGE DAILY NET ASSETS OF THE FUND. THE POLICY VALUES ALSO REFLECT OPERATING EXPENSES (BEFORE ANY OFFSET FOR CUSTODIAN CREDITS AND EXCLUDING ANY FOREIGN TAXES) AT AN ANNUAL RATE OF 0.12% OF THE AGGREGATE AVERAGE DAILY NET ASSETS OF THE UNDERLYING PORTFOLIOS. THE TOTAL AGGREGATE AVERAGE ANNUAL EXPENSES FOR THE YEAR ENDING DECEMBER 31, 1999 (INCLUDING INVESTMENT ADVISORY FEES AND EXCLUDING ANY FOREIGN TAXES) IS 0.87%.

THE HYPOTHETICAL GROSS ANNUAL EARNINGS RATE ASSUMPTION IS AFTER BROKERAGE EXPENSES AND ANY FOREIGN TAXES. A PORTFOLIO'S FOREIGN INVESTMENTS MAY BE SUBJECT TO FOREIGN TAXES. FOREIGN TAXES FROM INTEREST AND DIVIDEND INCOME ARE TREATED AS A DEDUCTION FROM RELEVANT INCOME FOR ACCOUNTING PURPOSES RATHER THAN AS AN EXPENSE.


   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING INVESTMENT ACCOUNTS COULD AFFECT THE POLICY CASH VALUE AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS. PLEASE REFER
       TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                        PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                     GPT - NONGI             DATE      PAGE   OF

                   M'S VERSATILE PRODUCT - GPT (FORM 98-52M)
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
Mr. Client                         PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 45      PRESENTED BY PL MARKETING SUPPORT (KD)

THE AMOUNTS SHOWN FOR THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES REFLECT THE FACT THAT THE NET INVESTMENT RETURN ON THE VARIABLE ACCOUNTS IS LOWER THAN THE GROSS RETURN ON THE ASSETS AS A RESULT OF CHARGES LEVIED AGAINST THE ACCOUNTS.

AFTER DEDUCTION OF THESE AMOUNTS, HYPOTHETICAL ILLUSTRATED GROSS ANNUAL INVESTMENT RETURNS OF 0.00% AND 6.00% CORRESPOND TO APPROXIMATE NET ANNUAL RATES OF RETURN OF -0.87% AND 5.08% RESPECTIVELY.

NO CHARGE IS CURRENTLY IMPOSED UPON A TRANSFER OF ACCUMULATED VALUE BETWEEN ACCOUNTS. HOWEVER, PACIFIC LIFE MAY ASSESS SUCH A CHARGE AT A FUTURE DATE

                           ---DEATH BENEFIT OPTION---
                            START    END    OPTION
                            1        35     LEVEL


                         ---BASE POLICY FACE AMOUNT---
                            START    END    AMOUNT
                            1        35     412,377

FUTURE ACTION REQUIRED BY POLICY OWNER

If you want to change the premium amount that you are billed, you must request the change in writing.

DECREASES IN ART RIDER AMOUNTS MUST BE REQUESTED AT THE TIME OF THE DECREASE.

WHEN THE DEATH BENEFIT IS GREATER THAN THE FACE AMOUNT DUE TO ACCUMULATED VALUE GROWTH, PAYMENT OF ADDITIONAL PREMIUM WILL BE SUBJECT TO APPROVAL.

UNDER CURRENT FEDERAL TAX LAW, THIS POLICY WILL QUALIFY AS LIFE INSURANCE ONLY IF THE SUM OF PREMIUMS PAID AT ANY TIME DOES NOT EXCEED THE GREATER OF THE GUIDELINE SINGLE PREMIUM OR THE SUM OF THE GUIDELINE LEVEL PREMIUMS AT SUCH TIME. THE GUIDELINE PREMIUMS WILL CHANGE WHENEVER THERE IS A CHANGE IN THE FACE AMOUNT OF INSURANCE OR IN OTHER POLICY BENEFITS

BASED ON OUR UNDERSTANDING OF THE INTERNAL REVENUE CODE AND THE ASSUMPTIONS IN THIS ILLUSTRATION, THIS POLICY WOULD NOT BECOME A MODIFIED ENDOWMENT CONTRACT
(MEC). THE FEDERAL INCOME TAX CONSEQUENCES OF A MEC CAN BE SIGNIFICANT. CONSULT YOUR TAX ADVISOR FOR FURTHER DETAILS.

ALL VALUES ASSUME PREMIUMS AND LOAN INTEREST ARE PAID WHEN DUE. IF A PAYMENT IS RECEIVED WITHOUT BEING DESIGNATED AS A PREMIUM PAYMENT OR LOAN PAYMENT, AND THERE IS AN OUTSTANDING LOAN, THE PAYMENT WILL BE APPLIED AS A LOAN PAYMENT.

THIS ILLUSTRATION WAS PREPARED FOR PRESENTATION IN THE STATE OF CALIFORNIA.

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING INVESTMENT ACCOUNTS COULD AFFECT THE POLICY CASH VALUE AND DEATH BENEFIT. THE INFORMATION
      IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
 PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                         PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                     GPT - NONGI             DATE      PAGE   OF

                   M'S VERSATILE PRODUCT - GPT (FORM 98-52M)
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
Mr. Client                           PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 45        PRESENTED BY PL MARKETING SUPPORT (KD)


M'S VERSATILE PRODUCT IS DISTRIBUTED BY
PACIFIC MUTUAL DISTRIBUTORS, INC.,
MEMBER NASD & SIPC, A SUBSIDIARY OF PACIFIC LIFE

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING INVESTMENT ACCOUNTS COULD AFFECT THE POLICY CASH VALUE AND DEATH BENEFIT. THE INFORMATION
      IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
 PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                        PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                     GPT - NONGI            DATE       PAGE   OF

                                ILLUSTRATION 2
                   M'S VERSATILE PRODUCT - GPT (FORM 98-52M)
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
Mr. Client                       PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 45    PRESENTED BY PL MARKETING SUPPORT (KD)

                                 SUMMARY PAGE

                               ---CURRENT POLICY CHARGES---     -----------------GUARANTEED POLICY CHARGES------------------

                               ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
                               ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
                               -----12.00% (11.03% NET)----      ----0.00% (-0.87% NET)----      ----12.00% (11.03% NET)----

                                           NET          NET                 NET       NET                    NET        NET
                  PREMIUMS    ACCUM'D     SURR'R       DEATH    ACCUM'D    SURR'R    DEATH     ACCUM'D     SURR'R      DEATH
      ANNUALIZED  PLUS 5%      VALUE      VALUE       BENEFIT    VALUE     VALUE    BENEFIT     VALUE       VALUE     BENEFIT
YEAR   PREMIUM    INTEREST     (EOY)      (EOY)        (EOY)     (EOY)     (EOY)     (EOY)      (EOY)       (EOY)      (EOY)
====  ==========  ========    =======     ======      =======   =======    ======   =======    =======     ======     =======
  1    10000.00    $10,500      $7,995      $7,220    $412,377   $5,455     $4,681  $412,377      $6,320      $5,545   $412,377
  2    10000.00    $21,525     $16,757     $16,069    $412,377  $10,716    $10,028  $412,377     $13,181     $12,492   $412,377
  3    10000.00    $33,101     $26,382     $25,779    $412,377  $15,776    $15,174  $412,377     $20,635     $20,033   $412,377
  4    10000.00    $45,256     $37,016     $36,500    $412,377  $20,633    $20,117  $412,377     $28,767     $28,250   $412,377
  5    10000.00    $58,019     $48,789     $48,358    $412,377  $25,285    $24,854  $412,377     $37,655     $37,224   $412,377
  6    10000.00    $71,420     $61,835     $61,491    $412,377  $29,732    $29,387  $412,377     $47,385     $47,041   $412,377
  7    10000.00    $85,491     $76,303     $76,045    $412,377  $33,945    $33,687  $412,377     $58,032     $57,774   $412,377
  8    10000.00   $100,266     $92,350     $92,178    $412,377  $37,905    $37,733  $412,377     $69,692     $69,520   $412,377
  9    10000.00   $115,779    $110,152    $110,066    $412,377  $41,583    $41,497  $412,377     $82,470     $82,384   $412,377
 10    10000.00   $132,068    $129,901    $129,901    $412,377  $44,948    $44,948  $412,377     $96,484     $96,484   $412,377
 15    10000.00   $226,575    $277,958    $277,958    $412,377  $65,438    $65,438  $412,377    $203,642    $203,642   $412,377
 20    10000.00   $347,192    $528,077    $528,077    $644,254  $74,535    $74,535  $412,377    $389,113    $389,113   $474,718
 25    10000.00   $501,134    $946,486    $946,486  $1,097,924  $64,358    $64,358  $412,377    $698,830    $698,830   $810,643
 30    10000.00   $697,607  $1,647,430  $1,647,430  $1,762,751  $18,008    $18,008  $412,377  $1,208,121  $1,208,121 $1,292,689
 35    10000.00   $948,362  $2,827,322  $2,827,322  $2,968,688       ##         ##        ##  $2,056,591  $2,056,591 $2,159,420

## ADDITIONAL PREMIUM PAYMENTS REQUIRED TO MAINTAIN REQUESTED BENEFITS.

ALL VALUES EXCEPT PREMIUMS, LOANS, LOAN INTEREST AND WITHDRAWALS ARE VALUES AT THE END OF THE POLICY YEAR. THE 'NET SURRENDER VALUE' IS EQUAL TO THE ACCUMULATED VALUE, LESS ANY POLICY DEBT AND LESS ANY SURRENDER CHARGES. THE 'NET DEATH BENEFIT' IS THE POLICY DEATH BENEFIT LESS ANY POLICY DEBT.

THE PREMIUM MODE ASSUMED IN THIS ILLUSTRATION IS ANNUAL.

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING INVESTMENT ACCOUNTS COULD AFFECT THE POLICY CASH VALUE AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS. PLEASE REFER
       TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                         PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                     GPT - NONGI            DATE       PAGE   OF

                   M'S VERSATILE PRODUCT - GPT (FORM 98-52M)
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
Mr. Client                          PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 45       PRESENTED BY PL MARKETING SUPPORT (KD)

INITIAL GUIDELINE SINGLE PREMIUM:   $111,482.20
INITIAL GUIDELINE LEVEL PREMIUM:    $10,000.10
INITIAL SEVEN PAY PREMIUM:          $23,088.12

THIS IS AN ILLUSTRATION AND NOT A CONTRACT. ALTHOUGH THE INFORMATION CONTAINED IN THIS ILLUSTRATION IS BASED ON CERTAIN TAX AND LEGAL ASSUMPTIONS, IT IS NOT INTENDED TO BE TAX OR LEGAL ADVICE. SUCH ADVICE SHOULD BE OBTAINED FROM APPLICANT'S OWN COUNSEL OR OTHER EXPERT.

THIS ILLUSTRATION MUST BE PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE SEPARATE ACCOUNT AND THE FUND. READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING OR SENDING MONEY.

                           ---ASSUMED TAX BRACKET---
                            START    END    AMOUNT
                            1        35     31.00

THE CURRENT POLICY CHARGES AND COST OF INSURANCE RATES ARE SUBJECT TO CHANGE. POLICY VALUES WILL VARY FROM THOSE ILLUSTRATED IF ACTUAL RATES DIFFER FROM THOSE ASSUMED. CURRENT COST OF INSURANCE RATES ARE NOT DEPENDENT UPON FUTURE IMPROVEMENTS IN UNDERLYING MORTALITY.

VALUES ILLUSTRATED UNDER THE GUARANTEED POLICY CHARGE COLUMNS ASSUME MAXIMUM COST OF INSURANCE RATES. CURRENT COST OF INSURANCE RATES FOR THE BASE COVERAGE ARE GUARANTEED FOR THE FIRST 5 YEARS.

HYPOTHETICAL FUTURE VALUES ARE BASED ON CURRENT COST OF INSURANCE RATES AND HYPOTHETICAL GROSS EARNINGS RATE ASSUMPTIONS AS DESCRIBED BELOW.

THIS ILLUSTRATION ASSUMES THAT ALL PREMIUMS HAVE BEEN ALLOCATED TO THE VARIABLE ACCOUNTS. THE HYPOTHETICAL RATES OF RETURN AND VALUES SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. THE ILLUSTRATED POLICY VALUES MIGHT NOT BE ACHIEVED IF ACTUAL RATES OF RETURN OR POLICY CHARGES DIFFER FROM THOSE ASSUMED. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE VARIABLE ACCOUNTS BY AN OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY PACIFIC LIFE, THE SEPARATE ACCOUNT, OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE AMOUNTS SHOWN FOR THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES IN THIS ILLUSTRATION REFLECT AN AVERAGE DAILY INVESTMENT ADVISORY FEE EQUIVALENT TO AN ANNUAL RATE OF 0.75% OF THE AGGREGATE AVERAGE DAILY NET ASSETS OF THE FUND. THE POLICY VALUES ALSO REFLECT OPERATING EXPENSES (BEFORE ANY OFFSET FOR CUSTODIAN CREDITS AND EXCLUDING ANY FOREIGN TAXES) AT AN ANNUAL RATE OF 0.12% OF THE AGGREGATE AVERAGE DAILY NET ASSETS OF THE UNDERLYING PORTFOLIOS. THE TOTAL AGGREGATE AVERAGE ANNUAL EXPENSES FOR THE YEAR ENDING DECEMBER 31, 1999 (INCLUDING INVESTMENT ADVISORY FEES AND EXCLUDING ANY FOREIGN TAXES) IS 0.87%.

THE HYPOTHETICAL GROSS ANNUAL EARNINGS RATE ASSUMPTION IS AFTER BROKERAGE EXPENSES AND ANY FOREIGN TAXES. A PORTFOLIO'S FOREIGN INVESTMENTS MAY BE SUBJECT TO FOREIGN TAXES. FOREIGN TAXES FROM INTEREST AND DIVIDEND INCOME ARE TREATED AS A DEDUCTION FROM RELEVANT INCOME FOR ACCOUNTING PURPOSES RATHER THAN AS AN EXPENSE.


   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING INVESTMENT ACCOUNTS COULD AFFECT THE POLICY CASH VALUE AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS. PLEASE REFER
       TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                        PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                     GPT - NONGI             DATE      PAGE   OF

                   M'S VERSATILE PRODUCT - GPT (FORM 98-52M)
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
Mr. Client                         PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 45      PRESENTED BY PL MARKETING SUPPORT (KD)

THE AMOUNTS SHOWN FOR THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES REFLECT THE FACT THAT THE NET INVESTMENT RETURN ON THE VARIABLE ACCOUNTS IS LOWER THAN THE GROSS RETURN ON THE ASSETS AS A RESULT OF CHARGES LEVIED AGAINST THE ACCOUNTS.

AFTER DEDUCTION OF THESE AMOUNTS, HYPOTHETICAL ILLUSTRATED GROSS ANNUAL INVESTMENT RETURNS OF 0.00% AND 12.00% CORRESPOND TO APPROXIMATE NET ANNUAL RATES OF RETURN OF -0.87% AND 11.03% RESPECTIVELY.

NO CHARGE IS CURRENTLY IMPOSED UPON A TRANSFER OF ACCUMULATED VALUE BETWEEN ACCOUNTS. HOWEVER, PACIFIC LIFE MAY ASSESS SUCH A CHARGE AT A FUTURE DATE

                           ---DEATH BENEFIT OPTION---
                            START    END    OPTION
                            1        35     LEVEL


                         ---BASE POLICY FACE AMOUNT---
                            START    END    AMOUNT
                            1        35     412,377

FUTURE ACTION REQUIRED BY POLICY OWNER

If you want to change the premium amount that you are billed, you must request the change in writing.

DECREASES IN ART RIDER AMOUNTS MUST BE REQUESTED AT THE TIME OF THE DECREASE.

WHEN THE DEATH BENEFIT IS GREATER THAN THE FACE AMOUNT DUE TO ACCUMULATED VALUE GROWTH, PAYMENT OF ADDITIONAL PREMIUM WILL BE SUBJECT TO APPROVAL.

UNDER CURRENT FEDERAL TAX LAW, THIS POLICY WILL QUALIFY AS LIFE INSURANCE ONLY IF THE SUM OF PREMIUMS PAID AT ANY TIME DOES NOT EXCEED THE GREATER OF THE GUIDELINE SINGLE PREMIUM OR THE SUM OF THE GUIDELINE LEVEL PREMIUMS AT SUCH TIME. THE GUIDELINE PREMIUMS WILL CHANGE WHENEVER THERE IS A CHANGE IN THE FACE AMOUNT OF INSURANCE OR IN OTHER POLICY BENEFITS

BASED ON OUR UNDERSTANDING OF THE INTERNAL REVENUE CODE AND THE ASSUMPTIONS IN THIS ILLUSTRATION, THIS POLICY WOULD NOT BECOME A MODIFIED ENDOWMENT CONTRACT
(MEC). THE FEDERAL INCOME TAX CONSEQUENCES OF A MEC CAN BE SIGNIFICANT. CONSULT YOUR TAX ADVISOR FOR FURTHER DETAILS.

ALL VALUES ASSUME PREMIUMS AND LOAN INTEREST ARE PAID WHEN DUE. IF A PAYMENT IS RECEIVED WITHOUT BEING DESIGNATED AS A PREMIUM PAYMENT OR LOAN PAYMENT, AND THERE IS AN OUTSTANDING LOAN, THE PAYMENT WILL BE APPLIED AS A LOAN PAYMENT.

THIS ILLUSTRATION WAS PREPARED FOR PRESENTATION IN THE STATE OF CALIFORNIA.

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING INVESTMENT ACCOUNTS COULD AFFECT THE POLICY CASH VALUE AND DEATH BENEFIT. THE INFORMATION
      IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
 PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                         PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                     GPT - NONGI             DATE      PAGE   OF

                   M'S VERSATILE PRODUCT - GPT (FORM 98-52M)
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
Mr. Client                           PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 45        PRESENTED BY PL MARKETING SUPPORT (KD)


M'S VERSATILE PRODUCT IS DISTRIBUTED BY
PACIFIC MUTUAL DISTRIBUTORS, INC.,
MEMBER NASD & SIPC, A SUBSIDIARY OF PACIFIC LIFE

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING INVESTMENT ACCOUNTS COULD AFFECT THE POLICY CASH VALUE AND DEATH BENEFIT. THE INFORMATION
      IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
 PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                        PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                     GPT - NONGI            DATE       PAGE   OF

                                ILLUSTRATION 3
                   M'S VERSATILE PRODUCT - GPT (FORM 98-52M)
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
Mr. Client                       PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 45    PRESENTED BY PL MARKETING SUPPORT (KD)

                                 SUMMARY PAGE

                               ---CURRENT POLICY CHARGES---  -----------------GUARANTEED POLICY CHARGES---------------

                               ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
                               ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
                               -----6.00% (5.27% NET)-----   -----0.00% (-0.87% NET)----   -----6.00% (5.27% NET)-----

                                          NET       NET                  NET       NET                  NET      NET
                  PREMIUMS    ACCUM'D    SURR'R    DEATH     ACCUM'D    SURR'R    DEATH    ACCUM'D    SURR'R    DEATH
      ANNUALIZED  PLUS 5%      VALUE     VALUE    BENEFIT     VALUE     VALUE    BENEFIT    VALUE      VALUE   BENEFIT
YEAR   PREMIUM    INTEREST     (EOY)     (EOY)     (EOY)      (EOY)     (EOY)     (EOY)     (EOY)      (EOY)    (EOY)
====  ==========  ========    =======    ======   =======    =======    ======   =======   =======    ======   =======
  1    10000.00    $10,500     $7,528     $6,753  $412,377    $5,468    $4,694   $412,377    $5,900    $5,126  $412,377
  2    10000.00    $21,525    $15,345    $14,656  $412,377   $10,752   $10,063   $412,377   $11,960   $11,272  $412,377
  3    10000.00    $33,101    $23,470    $22,868  $412,377   $15,844   $15,241   $412,377   $18,180   $17,578  $412,377
  4    10000.00    $45,256    $31,968    $31,451  $412,377   $20,741   $20,225   $412,377   $24,571   $24,054  $412,377
  5    10000.00    $58,019    $40,876    $40,446  $412,377   $25,442   $25,012   $412,377   $31,149   $30,718  $412,377
  6    10000.00    $71,420    $50,224    $49,880  $412,377   $29,947   $29,603   $412,377   $37,920   $37,576  $412,377
  7    10000.00    $85,491    $60,041    $59,783  $412,377   $34,227   $33,968   $412,377   $44,870   $44,611  $412,377
  8    10000.00   $100,266    $70,350    $70,178  $412,377   $38,260   $38,088   $412,377   $51,989   $51,817  $412,377
  9    10000.00   $115,779    $81,173    $81,087  $412,377   $42,019   $41,932   $412,377   $59,267   $59,181  $412,377
 10    10000.00   $132,068    $92,531    $92,531  $412,377   $45,471   $45,471   $412,377   $66,687   $66,687  $412,377
 15    10000.00   $226,575   $168,015   $168,015  $412,377   $66,530   $66,530   $412,377  $116,500  $116,500  $412,377
 20    10000.00   $347,192   $264,334   $264,334  $412,377   $76,403   $76,403   $412,377  $174,330  $174,330  $412,377
 25    10000.00   $501,134   $390,411   $390,411  $452,876   $67,193   $67,193   $412,377  $242,961  $242,961  $412,377
 30    10000.00   $697,607   $553,797   $553,797  $592,563   $22,010   $22,010   $412,377  $332,832  $332,832  $412,377
 35    10000.00   $948,362   $765,060   $765,060  $803,312        ##        ##         ##  $467,664  $467,664  $491,047

## ADDITIONAL PREMIUM PAYMENTS REQUIRED TO MAINTAIN REQUESTED BENEFITS.

ALL VALUES EXCEPT PREMIUMS, LOANS, LOAN INTEREST AND WITHDRAWALS ARE VALUES AT THE END OF THE POLICY YEAR. THE 'NET SURRENDER VALUE' IS EQUAL TO THE ACCUMULATED VALUE, LESS ANY POLICY DEBT AND LESS ANY SURRENDER CHARGES. THE 'NET DEATH BENEFIT' IS THE POLICY DEATH BENEFIT LESS ANY POLICY DEBT.

THE PREMIUM MODE ASSUMED IN THIS ILLUSTRATION IS ANNUAL.

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING INVESTMENT ACCOUNTS COULD AFFECT THE POLICY CASH VALUE AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS. PLEASE REFER
       TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                         PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                     GPT - NONGI            DATE       PAGE   OF

                   M'S VERSATILE PRODUCT - GPT (FORM 98-52M)
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
Mr. Client                          PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 45       PRESENTED BY PL MARKETING SUPPORT (KD)

INITIAL GUIDELINE SINGLE PREMIUM:   $111,482.20
INITIAL GUIDELINE LEVEL PREMIUM:    $10,000.10
INITIAL SEVEN PAY PREMIUM:          $23,088.12

THIS IS AN ILLUSTRATION AND NOT A CONTRACT. ALTHOUGH THE INFORMATION CONTAINED IN THIS ILLUSTRATION IS BASED ON CERTAIN TAX AND LEGAL ASSUMPTIONS, IT IS NOT INTENDED TO BE TAX OR LEGAL ADVICE. SUCH ADVICE SHOULD BE OBTAINED FROM APPLICANT'S OWN COUNSEL OR OTHER EXPERT.

THIS ILLUSTRATION MUST BE PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE SEPARATE ACCOUNT AND THE FUND. READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING OR SENDING MONEY.

                           ---ASSUMED TAX BRACKET---
                            START    END    AMOUNT
                            1        35     31.00

THE CURRENT POLICY CHARGES AND COST OF INSURANCE RATES ARE SUBJECT TO CHANGE. POLICY VALUES WILL VARY FROM THOSE ILLUSTRATED IF ACTUAL RATES DIFFER FROM THOSE ASSUMED. CURRENT COST OF INSURANCE RATES ARE NOT DEPENDENT UPON FUTURE IMPROVEMENTS IN UNDERLYING MORTALITY.

VALUES ILLUSTRATED UNDER THE GUARANTEED POLICY CHARGE COLUMNS ASSUME MAXIMUM COST OF INSURANCE RATES. CURRENT COST OF INSURANCE RATES FOR THE BASE COVERAGE ARE GUARANTEED FOR THE FIRST 5 YEARS.

HYPOTHETICAL FUTURE VALUES ARE BASED ON CURRENT COST OF INSURANCE RATES AND HYPOTHETICAL GROSS EARNINGS RATE ASSUMPTIONS AS DESCRIBED BELOW.

THIS ILLUSTRATION ASSUMES THAT ALL PREMIUMS HAVE BEEN ALLOCATED TO THE VARIABLE ACCOUNTS. THE HYPOTHETICAL RATES OF RETURN AND VALUES SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. THE ILLUSTRATED POLICY VALUES MIGHT NOT BE ACHIEVED IF ACTUAL RATES OF RETURN OR POLICY CHARGES DIFFER FROM THOSE ASSUMED. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE VARIABLE ACCOUNTS BY AN OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY PACIFIC LIFE, THE SEPARATE ACCOUNT, OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

YOU HAVE REQUESTED THAT THIS ILLUSTRATION REFLECT YOUR SELECTION OF UNDERLYING PORTFOLIOS. THE AMOUNTS SHOWN FOR THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES IN THIS ILLUSTRATION REFLECT YOUR SELECTION OF UNDERLYING PORTFOLIOS AND ACTUAL FUND EXPENSES (EXCLUDING ANY FOREIGN TAXES) INCURRED BY THE PORTFOLIOS FOR THE YEAR ENDING DECEMBER 31, 1999.

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING INVESTMENT ACCOUNTS COULD AFFECT THE POLICY CASH VALUE AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS. PLEASE REFER
       TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                        PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                     GPT - NONGI             DATE     PAGE    OF

                   M'S VERSATILE PRODUCT - GPT (FORM 98-52M)
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
Mr. Client                         PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 45      PRESENTED BY PL MARKETING SUPPORT (KD)

                            PORTFOLIO         SUBACCOUNT                 INVESTMENT           OPERATING EXPENSES
                                              ALLOCATION                ADVISORY FEE
                                              PERCENTAGES
----------------------------------------------------------------------------------------------------------------
AGGRESSIVE EQUITY                                         2.87%                      0.80%                  0.05%
----------------------------------------------------------------------------------------------------------------
BOND AND INCOME                                           1.22%                      0.60%                  0.06%
----------------------------------------------------------------------------------------------------------------
DIVERSIFIED RESEARCH                                      0.06%                      0.90%                  0.05%
----------------------------------------------------------------------------------------------------------------
EMERGING MARKETS                                          1.34%                      1.10%                  0.31%
----------------------------------------------------------------------------------------------------------------
EQUITY INCOME                                            11.17%                      0.65%                  0.05%
----------------------------------------------------------------------------------------------------------------
EQUITY INDEX                                             14.93%                      0.25%                  0.04%
----------------------------------------------------------------------------------------------------------------
EQUITY                                                    6.42%                      0.65%                  0.04%
----------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES                                     2.64%                      0.60%                  0.06%
----------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND                                           2.77%                      0.60%                  0.05%
----------------------------------------------------------------------------------------------------------------
I-NET TOLLKEEPER                                          0.06%                      1.50%                  0.15%
----------------------------------------------------------------------------------------------------------------
INTERNATIONAL LARGE-CAP                                   0.06%                      1.05%                  0.15%
----------------------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE                                      10.37%                      0.85%                  0.16%
----------------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE                                           1.04%                      0.85%                  0.12%
----------------------------------------------------------------------------------------------------------------
GROWTH LT                                                22.53%                      0.75%                  0.04%
----------------------------------------------------------------------------------------------------------------
MANAGED BOND                                              6.72%                      0.60%                  0.05%
----------------------------------------------------------------------------------------------------------------
MID-CAP VALUE                                             0.66%                      0.85%                  0.12%
----------------------------------------------------------------------------------------------------------------
MONEY MARKET                                              6.51%                      0.35%                  0.04%
----------------------------------------------------------------------------------------------------------------
MULTI-STRATEGY                                            4.56%                      0.65%                  0.05%
----------------------------------------------------------------------------------------------------------------
REIT                                                      0.31%                      1.10%                  0.18%
----------------------------------------------------------------------------------------------------------------
SMALL-CAP INDEX                                           0.71%                      0.50%                  0.25%
----------------------------------------------------------------------------------------------------------------
SMALL-CAP EQUITY                                          2.62%                      0.65%                  0.05%
----------------------------------------------------------------------------------------------------------------
BRANDES INTERNATIONAL                                     0.09%                      0.86%                  0.18%
----------------------------------------------------------------------------------------------------------------
TURNER CORE GROWTH                                        0.15%                      0.45%                  0.25%
----------------------------------------------------------------------------------------------------------------
FRONTIER CAPITAL                                          0.09%                      0.90%                  0.25%
----------------------------------------------------------------------------------------------------------------
ENHANCED U.S.                                             0.08%                      0.40%                  0.25%
----------------------------------------------------------------------------------------------------------------

YOU HAVE SELECTED ALLOCATIONS IN THE UNDERLYING PORTFOLIOS AS STATED ABOVE. THE AVERAGE ANNUAL EXPENSES WEIGHTED ACCORDING TO YOUR ALLOCATION PERCENTAGES ARE EQUIVALENT TO AN ANNUAL RATE OF 0.62% FOR INVESTMENT ADVISORY FEES AND 0.07% FOR OPERATING EXPENSES (BEFORE ANY OFFSET FOR CUSTODIAN CREDITS AND EXCLUDING ANY FOREIGN TAXES) WHICH AMOUNTS TO A TOTAL OF 0.69%. THE OPERATING EXPENSES FOR THE I-NET TOLLKEEPER, DIVERSIFIED RESEARCH AND INTERNATIONAL LARGE-CAP ARE ESTIMATED. THE SMALL-CAP EQUITY PORTFOLIO WAS FORMERLY CALLED THE GROWTH PORTFOLIO. THE INTERNATIONAL VALUE PORTFOLIO WAS FORMERLY CALLED THE INTERNATIONAL PORTFOLIO. THIS ILLUSTRATION ASSUMES THAT THE ABOVE ALLOCATIONS REMAIN UNCHANGED. IF YOU CHANGE YOUR ALLOCATIONS, WE RECOMMEND THAT YOU REQUEST AN ILLUSTRATION REFLECTING THE NEW ALLOCATIONS.

THE AVERAGE ANNUAL EXPENSES FOR ALL AVAILABLE UNDERLYING PORTFOLIOS FOR THE YEAR ENDING DECEMBER 31, 1999 ARE EQUIVALENT TO AN ANNUAL RATE OF 0.75% FOR INVESTMENT ADVISORY FEES AND 0.12% FOR OPERATING EXPENSES (BEFORE ANY OFSET FOR CUSTODIAN CREDITS AND EXCLUDING ANY FOREIGN TAXES) WHICH AMOUNTS TO A TOTAL OF 0.87%.

THE HYPOTHETICAL GROSS ANNUAL EARNINGS RATE ASSUMPTION IS AFTER BROKERAGE EXPENSES AND ANY FOREIGN TAXES. A PORTFOLIO'S FOREIGN INVESTMENTS MAY BE SUBJECT TO FOREIGN TAXES. FOREIGN TAXES FROM INTEREST AND DIVIDEND INCOME ARE TREATED AS A DEDUCTION FROM RELEVANT INCOME FOR ACCOUNTING PURPOSES RATHER THAN AS AN EXPENSE.

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING INVESTMENT ACCOUNTS COULD AFFECT THE POLICY CASH VALUE AND DEATH BENEFIT. THE INFORMATION
       IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS. PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                        PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION TIME                     GPT - NONGI           DATE        PAGE  OF

THE AMOUNTS SHOWN FOR THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES REFLECT THE FACT THAT THE NET INVESTMENT RETURN ON THE VARIABLE ACCOUNTS IS LOWER THAN THE GROSS RETURN ON THE ASSETS AS A RESULT OF CHARGES LEVIED AGAINST THE ACCOUNTS.

AFTER DEDUCTION OF THESE AMOUNTS, HYPOTHETICAL ILLUSTRATED GROSS ANNUAL INVESTMENT RETURNS OF 0.00% AND 6.00% CORRESPOND TO APPROXIMATE NET ANNUAL RATES OF RETURN OF -0.87% AND 5.27% RESPECTIVELY.

NO CHARGE IS CURRENTLY IMPOSED UPON A TRANSFER OF ACCUMULATED VALUE BETWEEN ACCOUNTS. HOWEVER, PACIFIC LIFE MAY ASSESS SUCH A CHARGE AT A FUTURE DATE

                           ---DEATH BENEFIT OPTION---
                            START    END    OPTION
                            1        35     LEVEL


                         ---BASE POLICY FACE AMOUNT---
                            START    END    AMOUNT
                            1        35     412,377

FUTURE ACTION REQUIRED BY POLICY OWNER

If you want to change the premium amount that you are billed, you must request the change in writing.

DECREASES IN ART RIDER AMOUNTS MUST BE REQUESTED AT THE TIME OF THE DECREASE.

WHEN THE DEATH BENEFIT IS GREATER THAN THE FACE AMOUNT DUE TO ACCUMULATED VALUE GROWTH, PAYMENT OF ADDITIONAL PREMIUM WILL BE SUBJECT TO APPROVAL.

UNDER CURRENT FEDERAL TAX LAW, THIS POLICY WILL QUALIFY AS LIFE INSURANCE ONLY IF THE SUM OF PREMIUMS PAID AT ANY TIME DOES NOT EXCEED THE GREATER OF THE GUIDELINE SINGLE PREMIUM OR THE SUM OF THE GUIDELINE LEVEL PREMIUMS AT SUCH TIME. THE GUIDELINE PREMIUMS WILL CHANGE WHENEVER THERE IS A CHANGE IN THE FACE AMOUNT OF INSURANCE OR IN OTHER POLICY BENEFITS

BASED ON OUR UNDERSTANDING OF THE INTERNAL REVENUE CODE AND THE ASSUMPTIONS IN THIS ILLUSTRATION, THIS POLICY WOULD NOT BECOME A MODIFIED ENDOWMENT CONTRACT
(MEC). THE FEDERAL INCOME TAX CONSEQUENCES OF A MEC CAN BE SIGNIFICANT. CONSULT YOUR TAX ADVISOR FOR FURTHER DETAILS.

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING INVESTMENT ACCOUNTS COULD AFFECT THE POLICY CASH VALUE AND DEATH BENEFIT. THE INFORMATION
      IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS. PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                        PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION TIME                     GPT - NONGI           DATE        PAGE    OF

                   M'S VERSATILE PRODUCT - GPT (FORM 98-52M)
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
Mr. Client                           PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 45        PRESENTED BY PL MARKETING SUPPORT (KD)

ALL VALUES ASSUME PREMIUMS AND LOAN INTEREST ARE PAID WHEN DUE. IF A PAYMENT IS RECEIVED WITHOUT BEING DESIGNATED AS A PREMIUM PAYMENT OR LOAN PAYMENT, AND THERE IS AN OUTSTANDING LOAN, THE PAYMENT WILL BE APPLIED AS A LOAN PAYMENT.

THIS ILLUSTRATION WAS PREPARED FOR PRESENTATION IN THE STATE OF CALIFORNIA.

M'S VERSATILE PRODUCT IS DISTRIBUTED BY
PACIFIC MUTUAL DISTRIBUTORS, INC.,
MEMBER NASD & SIPC, A SUBSIDIARY OF PACIFIC LIFE

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING INVESTMENT ACCOUNTS COULD AFFECT THE POLICY CASH VALUE AND DEATH BENEFIT. THE INFORMATION
      IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
 PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                        PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                     GPT - NONGI            DATE      PAGE    OF

                                ILLUSTRATION 4
                   M'S VERSATILE PRODUCT - GPT (FORM 98-52M)
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
Mr. Client                       PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 45    PRESENTED BY PL MARKETING SUPPORT (KD)

                                 SUMMARY PAGE

                               ---CURRENT POLICY CHARGES---   -----------------GUARANTEED POLICY CHARGES---------------

                               ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
                               ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
                               -----12.00% (11.23% NET)----   -----0.00% (-0.87% NET)----   -------12.00% (11.23% NET)-------

                                          NET          NET                  NET       NET                     NET         NET
                  PREMIUMS    ACCUM'D    SURR'R       DEATH     ACCUM'D   SURR'R    DEATH     ACCUM'D      SURR'R       DEATH
      ANNUALIZED  PLUS 5%      VALUE     VALUE       BENEFIT     VALUE    VALUE    BENEFIT     VALUE        VALUE      BENEFIT
YEAR   PREMIUM    INTEREST     (EOY)     (EOY)        (EOY)      (EOY)    (EOY)     (EOY)      (EOY)        (EOY)       (EOY)
====  ==========  ========    =======    ======      =======    =======   ======   =======    =======      ======      =======
  1    10000.00    $10,500       $8,011     $7,236    $412,377   $5,468   $4,694   $412,377      $6,334      $5,560    $412,377
  2    10000.00    $21,525      $16,808    $16,119    $412,377  $10,752  $10,063   $412,377     $13,224     $12,536    $412,377
  3    10000.00    $33,101      $26,488    $25,885    $412,377  $15,844  $15,241   $412,377     $20,725     $20,122    $412,377
  4    10000.00    $45,256      $37,204    $36,688    $412,377  $20,741  $20,225   $412,377     $28,923     $28,406    $412,377
  5    10000.00    $58,019      $49,089    $48,658    $412,377  $25,442  $25,012   $412,377     $37,902     $37,471    $412,377
  6    10000.00    $71,420      $62,283    $61,939    $412,377  $29,947  $29,603   $412,377     $47,752     $47,407    $412,377
  7    10000.00    $85,491      $76,943    $76,685    $412,377  $34,227  $33,968   $412,377     $58,553     $58,294    $412,377
  8    10000.00   $100,266      $93,233    $93,061    $412,377  $38,260  $38,088   $412,377     $70,407     $70,234    $412,377
  9    10000.00   $115,779     $111,339   $111,253    $412,377  $42,019  $41,932   $412,377     $83,425     $83,339    $412,377
 10    10000.00   $132,068     $131,461   $131,461    $412,377  $45,471  $45,471   $412,377     $97,736     $97,736    $412,377
 15    10000.00   $226,575     $283,019   $283,019    $412,377  $66,530  $66,530   $412,377    $207,704    $207,704    $412,377
 20    10000.00   $347,192     $541,289   $541,289    $660,373  $76,403  $76,403   $412,377    $399,889    $399,889    $487,864
 25    10000.00   $501,134     $977,224   $977,224  $1,133,579  $67,193  $67,193   $412,377    $722,801    $722,801    $838,450
 30    10000.00   $697,607   $1,714,175 $1,714,175  $1,834,168  $22,010  $22,010   $412,377  $1,258,607  $1,258,607  $1,346,709
 35    10000.00   $948,362   $2,965,909 $2,965,909  $3,114,205       ##       ##         ##  $2,159,241  $2,159,241  $2,267,203

## ADDITIONAL PREMIUM PAYMENTS REQUIRED TO MAINTAIN REQUESTED BENEFITS.

ALL VALUES EXCEPT PREMIUMS, LOANS, LOAN INTEREST AND WITHDRAWALS ARE VALUES AT THE END OF THE POLICY YEAR. THE 'NET SURRENDER VALUE' IS EQUAL TO THE ACCUMULATED VALUE, LESS ANY POLICY DEBT AND LESS ANY SURRENDER CHARGES. THE 'NET DEATH BENEFIT' IS THE POLICY DEATH BENEFIT LESS ANY POLICY DEBT.

THE PREMIUM MODE ASSUMED IN THIS ILLUSTRATION IS ANNUAL.

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING INVESTMENT ACCOUNTS COULD AFFECT THE POLICY CASH VALUE AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS. PLEASE REFER
       TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                         PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                     GPT - NONGI            DATE      PAGE    OF

                   M'S VERSATILE PRODUCT - GPT (FORM 98-52M)
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
Mr. Client                          PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 45       PRESENTED BY PL MARKETING SUPPORT (KD)

INITIAL GUIDELINE SINGLE PREMIUM:   $111,482.20
INITIAL GUIDELINE LEVEL PREMIUM:    $10,000.10
INITIAL SEVEN PAY PREMIUM:          $23,088.12

THIS IS AN ILLUSTRATION AND NOT A CONTRACT. ALTHOUGH THE INFORMATION CONTAINED IN THIS ILLUSTRATION IS BASED ON CERTAIN TAX AND LEGAL ASSUMPTIONS, IT IS NOT INTENDED TO BE TAX OR LEGAL ADVICE. SUCH ADVICE SHOULD BE OBTAINED FROM APPLICANT'S OWN COUNSEL OR OTHER EXPERT.

THIS ILLUSTRATION MUST BE PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE SEPARATE ACCOUNT AND THE FUND. READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING OR SENDING MONEY.

                           ---ASSUMED TAX BRACKET---
                            START    END    AMOUNT
                            1        35     31.00

THE CURRENT POLICY CHARGES AND COST OF INSURANCE RATES ARE SUBJECT TO CHANGE. POLICY VALUES WILL VARY FROM THOSE ILLUSTRATED IF ACTUAL RATES DIFFER FROM THOSE ASSUMED. CURRENT COST OF INSURANCE RATES ARE NOT DEPENDENT UPON FUTURE IMPROVEMENTS IN UNDERLYING MORTALITY.

VALUES ILLUSTRATED UNDER THE GUARANTEED POLICY CHARGE COLUMNS ASSUME MAXIMUM COST OF INSURANCE RATES. CURRENT COST OF INSURANCE RATES FOR THE BASE COVERAGE ARE GUARANTEED FOR THE FIRST 5 YEARS.

HYPOTHETICAL FUTURE VALUES ARE BASED ON CURRENT COST OF INSURANCE RATES AND HYPOTHETICAL GROSS EARNINGS RATE ASSUMPTIONS AS DESCRIBED BELOW.

YOU HAVE REQUESTED THAT THIS ILLUSTRATION REFLECT YOUR SELECTION OF UNDERLYING PORTFOLIOS. THE AMOUNTS SHOWN FOR THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES IN THIS ILLUSTRATION REFLECT YOUR SELECTION OF UNDERLYING PORTFOLIOS AND ACTUAL FUND EXPENSES (EXCLUDING ANY FOREIGN TAXES) INCURRED BY THE PORTFOLIOS FOR THE YEAR ENDING DECEMBER 31, 1999.

THIS ILLUSTRATION ASSUMES THAT ALL PREMIUMS HAVE BEEN ALLOCATED TO THE VARIABLE ACCOUNTS. THE HYPOTHETICAL RATES OF RETURN AND VALUES SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. THE ILLUSTRATED POLICY VALUES MIGHT NOT BE ACHIEVED IF ACTUAL RATES OF RETURN OR POLICY CHARGES DIFFER FROM THOSE ASSUMED. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE VARIABLE ACCOUNTS BY AN OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY PACIFIC LIFE, THE SEPARATE ACCOUNT, OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING INVESTMENT ACCOUNTS COULD AFFECT THE POLICY CASH VALUE AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS. PLEASE REFER
       TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                        PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                     GPT - NONGI             DATE     PAGE    OF

                   M'S VERSATILE PRODUCT - GPT (FORM 98-52M)
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
Mr. Client                         PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 45      PRESENTED BY PL MARKETING SUPPORT (KD)

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        PORTFOLIO                 SUBACCOUNT        INVESTMENT       OPERATING
                                  ALLOCATION       ADVISORY FEE       EXPENSES
                                  PERCENTAGES
-------------------------------------------------------------------------------
AGGRESSIVE EQUITY                    2.87%              0.80%           0.05%
-------------------------------------------------------------------------------
BOND AND INCOME                      1.22%              0.60%           0.06%
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DIVERSIFIED RESEARCH                 0.06%              0.90%           0.05%
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EMERGING MARKETS                     1.34%              1.10%           0.31%
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EQUITY INCOME                       11.17%              0.65%           0.05%
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EQUITY INDEX                        14.93%              0.25%           0.04%
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EQUITY                               6.42%              0.65%           0.04%
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GOVERNMENT SECURITIES                2.64%              0.60%           0.06%
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HIGH YIELD BOND                      2.77%              0.60%           0.05%
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I-NET TOLLKEEPER                     0.06%              1.50%           0.15%
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INTERNATIONAL LARGE-CAP              0.06%              1.05%           0.15%
-------------------------------------------------------------------------------
INTERNATIONAL VALUE                 10.37%              0.85%           0.16%
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LARGE-CAP VALUE                      1.04%              0.85%           0.12%
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GROWTH LT                           22.53%              0.75%           0.04%
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MANAGED BOND                         6.72%              0.60%           0.05%
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MID-CAP VALUE                        0.66%              0.85%           0.12%
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MONEY MARKET                         6.51%              0.35%           0.04%
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MULTI-STRATEGY                       4.56%              0.65%           0.05%
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REIT                                 0.31%              1.10%           0.18%
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SMALL-CAP INDEX                      0.71%              0.50%           0.25%
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SMALL-CAP EQUITY                     2.62%              0.65%           0.05%
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BRANDES INTERNATIONAL                0.09%              0.86%           0.18%
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TURNER CORE GROWTH                   0.15%              0.45%           0.25%
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FRONTIER CAPITAL                     0.09%              0.90%           0.25%
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ENHANCED U.S.                        0.08%              0.40%           0.25%
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YOU HAVE SELECTED ALLOCATIONS IN THE UNDERLYING PORTFOLIOS AS STATED ABOVE. THE AVERAGE ANNUAL EXPENSES WEIGHTED ACCORDING TO YOUR ALLOCATION PERCENTAGES ARE EQUIVALENT TO AN ANNUAL RATE OF 0.62% FOR INVESTMENT ADVISORY FEES AND 0.07% FOR OPERATING EXPENSES (BEFORE ANY OFFSET FOR CUSTODIAN CREDITS AND EXCLUDING ANY FOREIGN TAXES) WHICH AMOUNTS TO A TOTAL OF 0.69%. THE OPERATING EXPENSES FOR THE I-NET TOLLKEEPER, DIVERSIFIED RESEARCH AND INTERNATIONAL LARGE-CAP ARE ESTIMATED. THE SMALL-CAP EQUITY PORTFOLIO WAS FORMERLY CALLED THE GROWTH PORTFOLIO. THE INTERNATIONAL VALUE PORTFOLIO WAS FORMERLY CALLED THE INTERNATIONAL PORTFOLIO. THIS ILLUSTRATION ASSUMES THAT THE ABOVE ALLOCATIONS REMAIN UNCHANGED. IF YOU CHANGE YOUR ALLOCATIONS, WE RECOMMEND THAT YOU REQUEST AN ILLUSTRATION REFLECTING THE NEW ALLOCATIONS.

THE AVERAGE ANNUAL EXPENSES FOR ALL AVAILABLE UNDERLYING PORTFOLIOS FOR THE YEAR ENDING DECEMBER 31, 1999 ARE EQUIVALENT TO AN ANNUAL RATE OF 0.75% FOR INVESTMENT ADVISORY FEES AND 0.12% FOR OPERATING EXPENSES (BEFORE ANY OFSET FOR CUSTODIAN CREDITS AND EXCLUDING ANY FOREIGN TAXES) WHICH AMOUNTS TO A TOTAL OF 0.87%.

THE HYPOTHETICAL GROSS ANNUAL EARNINGS RATE ASSUMPTION IS AFTER BROKERAGE EXPENSES AND ANY FOREIGN TAXES. A PORTFOLIO'S FOREIGN INVESTMENTS MAY BE SUBJECT TO FOREIGN TAXES. FOREIGN TAXES FROM INTEREST AND DIVIDEND INCOME ARE TREATED AS A DEDUCTION FROM RELEVANT INCOME FOR ACCOUNTING PURPOSES RATHER THAN AS AN EXPENSE.

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING INVESTMENT ACCOUNTS COULD AFFECT THE POLICY CASH VALUE AND DEATH BENEFIT. THE INFORMATION
      IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
 PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                         PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                     GPT - NONGI             DATE     PAGE    OF

THE AMOUNTS SHOWN FOR THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES REFLECT THE FACT THAT THE NET INVESTMENT RETURN ON THE VARIABLE ACCOUNTS IS LOWER THAN THE GROSS RETURN ON THE ASSETS AS A RESULT OF CHARGES LEVIED AGAINST THE ACCOUNTS.

AFTER DEDUCTION OF THESE AMOUNTS, HYPOTHETICAL ILLUSTRATED GROSS ANNUAL INVESTMENT RETURNS OF 0.00% AND 12.00% CORRESPOND TO APPROXIMATE NET ANNUAL RATES OF RETURN OF -0.87% AND 11.27% RESPECTIVELY.

NO CHARGE IS CURRENTLY IMPOSED UPON A TRANSFER OF ACCUMULATED VALUE BETWEEN ACCOUNTS. HOWEVER, PACIFIC LIFE MAY ASSESS SUCH A CHARGE AT A FUTURE DATE

                           ---DEATH BENEFIT OPTION---
                            START    END    OPTION
                            1        35     LEVEL


                         ---BASE POLICY FACE AMOUNT---
                            START    END    AMOUNT
                            1        35     412,377

FUTURE ACTION REQUIRED BY POLICY OWNER

If you want to change the premium amount that you are billed, you must request the change in writing.

DECREASES IN ART RIDER AMOUNTS MUST BE REQUESTED AT THE TIME OF THE DECREASE.

WHEN THE DEATH BENEFIT IS GREATER THAN THE FACE AMOUNT DUE TO ACCUMULATED VALUE GROWTH, PAYMENT OF ADDITIONAL PREMIUM WILL BE SUBJECT TO APPROVAL.

UNDER CURRENT FEDERAL TAX LAW, THIS POLICY WILL QUALIFY AS LIFE INSURANCE ONLY IF THE SUM OF PREMIUMS PAID AT ANY TIME DOES NOT EXCEED THE GREATER OF THE GUIDELINE SINGLE PREMIUM OR THE SUM OF THE GUIDELINE LEVEL PREMIUMS AT SUCH TIME. THE GUIDELINE PREMIUMS WILL CHANGE WHENEVER THERE IS A CHANGE IN THE FACE AMOUNT OF INSURANCE OR IN OTHER POLICY BENEFITS

BASED ON OUR UNDERSTANDING OF THE INTERNAL REVENUE CODE AND THE ASSUMPTIONS IN THIS ILLUSTRATION, THIS POLICY WOULD NOT BECOME A MODIFIED ENDOWMENT CONTRACT
(MEC). THE FEDERAL INCOME TAX CONSEQUENCES OF A MEC CAN BE SIGNIFICANT. CONSULT YOUR TAX ADVISOR FOR FURTHER DETAILS.

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING INVESTMENT ACCOUNTS COULD AFFECT THE POLICY CASH VALUE AND DEATH BENEFIT. THE INFORMATION
      IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
 PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                         PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                     GPT - NONGI             DATE     PAGE    OF

                   M'S VERSATILE PRODUCT - GPT (FORM 98-52M)
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
Mr. Client                           PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 45        PRESENTED BY PL MARKETING SUPPORT (KD)


ALL VALUES ASSUME PREMIUMS AND LOAN INTEREST ARE PAID WHEN DUE. IF A PAYMENT IS RECEIVED WITHOUT BEING DESIGNATED AS A PREMIUM PAYMENT OR LOAN PAYMENT, AND THERE IS AN OUTSTANDING LOAN, THE PAYMENT WILL BE APPLIED AS A LOAN PAYMENT.

THIS ILLUSTRATION WAS PREPARED FOR PRESENTATION IN THE STATE OF CALIFORNIA.

M'S VERSATILE PRODUCT IS DISTRIBUTED BY
PACIFIC MUTUAL DISTRIBUTORS, INC.,
MEMBER NASD & SIPC, A SUBSIDIARY OF PACIFIC LIFE

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING INVESTMENT ACCOUNTS COULD AFFECT THE POLICY CASH VALUE AND DEATH BENEFIT. THE INFORMATION
      IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
 PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                        PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                     GPT - NONGI            DATE     PAGE    OF